UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  July 22, 2014
(Date of earliest event reported)

JPMBB Commercial Mortgage Securities Trust 2014-C21
(Exact name of issuing entity)

JPMorgan Chase Bank, National Association
Barclays Bank PLC
MC-Five Mile Commercial Mortgage Finance LLC
Starwood Mortgage Funding II LLC
RAIT Funding, LLC

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

New York	333-190246-06	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 272-6858

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

On July 22, 2014, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance of the JPMBB Commercial Mortgage Securities Trust 2014-C21, Commercial Mortgage Pass-Through Certificates, Series 2014-C21, pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2014 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer and as certificate administrator, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.  The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B, Class C and Class EC Certificates (the “Public Certificates”), having an aggregate initial principal amount of $1,090,830,000, were sold to J.P. Morgan Securities LLC (“JPMS”) and Barclays Capital Inc. (“Barclays Capital” and, together with JPMS, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated July 1, 2014, among the Registrant and JPMS, for itself and on behalf of Barclays Capital.  In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On July 22, 2014, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $1,090,830,000. The net proceeds of the offering to the Registrant of the issuance of the certificates, after deducting expenses payable by the Registrant of $5,339,148.59, were approximately $1,192,208,850.42.  Of the expenses paid by the Registrant, approximately $897,142.15 were paid directly to affiliates of the Registrant, $0 in the form of fees were paid to the Underwriters, $77,624.97 were paid to or for the Underwriters and $4,364,381.46 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale.  The related registration statement (file no. 333-190246) was originally declared effective on October 24, 2013.

On July 22, 2014, the Registrant sold the Class X-C, Class X-D, Class D, Class E, Class F, Class NR and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $173,900,885, to JPMS and Barclays Capital, as initial purchasers, pursuant to a Certificate Purchase Agreement, dated July 1, 2014, by and among the Depositor, JPMS and Barclays Capital.  The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act.

The Mortgage Loans identified in the Pooling and Servicing Agreement as the “Miami International Mall Mortgage Loan” and “The Shops at Wiregrass Mortgage Loan” each will be serviced and administered pursuant to a pooling and servicing agreement, dated as of February 1, 2014 (the “JPMBB 2014-C18 Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee and certificate administrator, and Pentalpha Surveillance LLC, as senior trust advisor.  An executed version of the JPMBB 2014-C18 Pooling and Servicing Agreement is attached hereto as Exhibit 4.2.

The Mortgage Loans identified in the Pooling and Servicing Agreement as the “Technology Corners Building Six Mortgage Loan”, the “160 Water Street Mortgage Loan” and the “200 West Monroe Mortgage Loan” each will be serviced and administered pursuant to a pooling and servicing agreement, dated as of June 1, 2014 (the “JPMCC  2014-C20 Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Deutsche Bank Trust Company Americas, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.  An executed version of the JPMCC 2014-C20 Pooling and Servicing Agreement is attached hereto as Exhibit 4.3.

The Certificates represent, in the aggregate, the entire beneficial ownership in JPMBB Commercial Mortgage Securities Trust 2014-C21 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 73 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 84 commercial, multifamily and manufactured housing properties.  The Mortgage Loans were acquired by the Registrant from (i) JPMCB pursuant to a Mortgage Loan Purchase Agreement, dated as of July 22, 2014 and as to which an executed version is attached hereto as Exhibit 99.1 (the “JPMCB Mortgage Loan Purchase Agreement”), between the Registrant and JPMCB, (ii) Barclays Bank PLC (“Barclays”) pursuant to a Mortgage Loan Purchase Agreement, dated as of July 22, 2014 and as to which an executed version is attached hereto as Exhibit 99.2 (the “Barclays Mortgage Loan Purchase Agreement”) between the Registrant and Barclays, (iii) from MC-Five Mile Commercial Mortgage Finance LLC (“MC-Five Mile”) pursuant to a Mortgage Loan Purchase Agreement, dated as of July 22, 2014 and as to which an executed version is attached hereto as Exhibit 99.3 (the “MC-Five Mile Mortgage Loan Purchase Agreement”) between the Registrant and MC-Five Mile, (iv) from Starwood Mortgage Funding II LLC (“SMF II”) pursuant to a Mortgage Loan Purchase Agreement, dated as of July 22, 2014 and as to which an executed version is attached hereto as Exhibit 99.4 (the “Starwood Mortgage Loan Purchase Agreement”) between the Registrant, SMF II and Starwood Mortgage Capital LLC and (v) from RAIT Funding, LLC (“RAIT”) pursuant to a Mortgage Loan Purchase Agreement, dated as of July 22, 2014 and as to which an executed version is attached hereto as Exhibit 99.5 (the “RAIT Mortgage Loan Purchase Agreement” and collectively with the JPMCB Mortgage Loan Purchase Agreement, the Barclays Mortgage Loan Purchase Agreement, the MC-Five Mile Mortgage Loan Purchase Agreement and the Starwood Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”) between the Registrant and RAIT.

Item 9.01.Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits

Exhibit 1.1
Underwriting Agreement, dated July 1, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Barclays Capital Inc., as underwriters.

Exhibit 4.1
Pooling and Servicing Agreement, dated as of July 1, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer and certificate administrator, Midland Loan Services, a Division of PNC Bank, as special servicer, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.

Exhibit 4.2
Pooling and Servicing Agreement governing the issuance of the JPMBB 2014-C18 certificates, dated as of February 1, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee and certificate administrator, and Pentalpha Surveillance LLC, as senior trust advisor.

Exhibit 4.3
Pooling and Servicing Agreement governing the issuance of the JPMCC 2014-C20 certificates, dated as of June 1, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Deutsche Bank Trust Company Americas, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated July 22, 2014.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated July 22, 2014 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of July 22, 2014, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of July 22, 2014, between Barclays Bank PLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of July 22, 2014, between MC-Five Mile Commercial Mortgage Finance LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.4
Mortgage Loan Purchase Agreement, dated as of July 22, 2014, between Starwood Mortgage Funding II LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser and Starwood Mortgage Capital LLC.

Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of July 22, 2014, among RAIT Funding, LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 22, 2014	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

By:	/s/ Bianca A. Russo
Name: Bianca A. Russo
Title: Managing Director and Secretary

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1.1
Underwriting Agreement, dated July 1, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Barclays Capital Inc., as underwriters.
(E)

4.1
Pooling and Servicing Agreement, dated as of July 1, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer and certificate administrator, Midland Loan Services, a Division of PNC Bank, as special servicer, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.
(E)

4.2
Pooling and Servicing Agreement governing the issuance of the JPMBB 2014-C18 certificates, dated as of February 1, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee and certificate administrator, and Pentalpha Surveillance LLC, as senior trust advisor.
(E)

4.3
Pooling and Servicing Agreement governing the issuance of the JPMCC 2014-C20 certificates, dated as of June 1, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Deutsche Bank Trust Company Americas, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.
(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated July 22, 2014.

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated July 22, 2014 (included as part of Exhibit 5).

23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

99.1	Mortgage Loan Purchase Agreement, dated as of July 22, 2014, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.2	Mortgage Loan Purchase Agreement, dated as of July 22, 2014, between Barclays Bank PLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.3	Mortgage Loan Purchase Agreement, dated as of July 22, 2014, between MC-Five Mile Commercial Mortgage Finance LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.4
Mortgage Loan Purchase Agreement, dated as of July 22, 2014, between Starwood Mortgage Funding II LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser and Starwood Mortgage Capital LLC.
(E)

99.5	Mortgage Loan Purchase Agreement, dated as of July 22, 2014, between RAIT Funding, LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)